UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 29, 2006

Meade Instruments Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-22183	95-2988062
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6001 Oak Canyon, Irvine, California		92618-5200
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949 451-1450

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Meade Instruments Corp. (the "Company") issued a press release on March 29, 2006 announcing the execution of a Confidentiality Agreement entered into between Hummingbird Management LLC ("Hummingbird") and the Company. A copy of this press release is attached hereto as Exhibit 99.1.

The Company and Hummingbird entered into a Confidentiality Agreement, dated as of March 29, 2006 (the "Confidentiality Agreement"). A copy of the Confidentiality agreement is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

The exhibits to this Current Report are listed in the Exhibit Index set forth elsewhere herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Meade Instruments Corp.

March 29, 2006	By:	Brent W. Christensen

Name: Brent W. Christensen
Title: Senior Vice President - Finance and CFO

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated March 29, 2006 issued by Meade Instruments Corp.
99.2	Confidentiality Agreement, dated as of March 29, 2006, by and between Meade Instruments Corp. and Hummingbird Management LLC.